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                                                                  EXHIBIT 10(ff)

                             EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is made and entered into effective as of May 20, 1999 (the "Effective Date") between Robert P. Wayman (the "Employee") and Hewlett-Packard Company, a Delaware corporation (the "Company").

                                R E C I T A L S

     A. The Employee is currently employed by the Company as Executive Vice President, Finance and Administration and Chief Financial Officer. In addition, the Employee serves on the Company's Board of Directors.

     B. The Company and the Employee desire to enter into this Agreement to provide additional financial security and benefits to the Employee and to encourage the Employee to continue his employment with the Company.

     C. Capitalized terms used in the Agreement, to the extent not otherwise defined, are defined in Section 5 below.

                               A G R E E M E N T

     In consideration of the mutual covenants herein contained, and in consideration of the continuing employment of the Employee by the Company, the parties agree as follows:

     1.   Term of Employment.

          (a)  Basic Rule.  The Company agrees to continue the Employee's
               ----------
employment, and the Employee agrees to remain in employment with the Company, from the Effective Date until the second anniversary of the Effective Date, subject to earlier termination pursuant to the provisions to this Agreement.

          (b)  Early Termination.  Subject to Section 4, the Company may
               -----------------
terminate the Employee's employment at any time by giving the Employee thirty
(30) days advance notice in writing. If the Company terminates the Employee's employment for any reason other than Cause, or if the Employee's employment terminates as a result of Constructive Termination or by reason of his Disability, the provisions of Section 4 shall apply. The Employee may terminate his employment at any time by giving the Company thirty (30) days advance notice in writing. If the Employee terminates his employment under the preceding sentence, other than as a result of Constructive Termination or by reason of his Disability, the Company shall have no obligation to pay or provide any compensation or benefits under this Agreement on account of the Employee's termination of employment, or for periods following such termination. In such event the Employee's rights under the benefit plans of the Company shall be determined under the provisions of those plans. Any waiver of notice shall be valid only if it is made in writing and expressly refers to the applicable notice requirement of this Section 1.

          (c)  Death.  The Employee's employment shall terminate in the event
               -----
of his death. The Company shall have no obligation to pay or provide any compensation or benefits under this Agreement on account of the Employee's death, or for periods following the Employee's death. In such event the Employee's rights under the benefit plans of the Company shall be determined under the provisions of those plans.

          (d)  Cause.  The Company may terminate the Employee's employment for
               -----
Cause by giving the Employee thirty (30) days advance notice in writing. No compensation or benefits will be paid or provided to the Employee under this Agreement on account of a termination for Cause, or for periods following the date when such a termination is effective. In such event the Employee's rights under the benefit plans of the Company shall be determined under the provisions of those plans.

          (e)  Retirement.  In the event the Employee's employment terminates
               ----------
by reason of Retirement (as defined in Section 5), the Company shall have no obligation to pay or provide any compensation or benefits under this Agreement on account of the Employee's Retirement, or for periods following the Employee's Retirement. In such event the Employee's rights under the benefit plans of the Company shall be determined under the provisions of those plans.

          (f)  Termination of Agreement.  The terms of this Agreement
               ------------------------
shall terminate upon the earlier of (i) the date that all obligations of the parties hereunder have been satisfied, or (ii) two (2) years after the Effective Date. A termination of the terms of this Agreement pursuant to the preceding sentence shall be effective for all purposes, except that such termination shall not affect the payment or provision of compensation or benefits on account of a termination of employment occurring prior to the termination of the term of this Agreement. Notwithstanding the foregoing, the provisions of Sections 7, 8, 9, 10, 11 and 12 shall survive termination of this Agreement.

     2.   Duties and Scope of Employment.
          ------------------------------

          (a)  Position.  The Company shall employ the Employee in the
               --------
position of Executive Vice President, Finance and Administration and Chief Financial Officer. The duties and responsibilities of the Employee shall include the duties and responsibilities for the Employee's corporate office and position as set forth in the Company's bylaws from time to time in effect and such other duties and responsibilities as the Company's Chief Executive Officer ("CEO") may from time to time reasonably assign to the Employee, in all cases to be consistent with the Employee's corporate offices and positions.

          (b)  Obligations.  During the term of the Employee's
               -----------
employment with the Company, the Employee shall devote substantially all of his business efforts and time to the Company. The foregoing, however, shall not preclude the Employee from engaging in such activities and services as do not materially interfere or conflict with the Employee's duties and responsibilities to the Company. The Employee shall comply with and be bound by the Company's operating policies, procedures and practices from time to time in effect during employment.

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     3.   Compensation.
          ------------

          (a)  Cash Compensation.  As compensation for his services the
               -----------------
Employee shall receive a base salary and shall be eligible to receive additional variable compensation. As of the Effective Date, the Employee's base salary is $930,000, and his variable compensation amount is $270,000. During the term of this Agreement, the Employee's base salary and variable amount for a fiscal period of the Company ("Target Pay") shall be determined in accordance with the Company's 1999 Variable Pay Plan as in effect as of the Effective Date, as amended, or any successor plan (the "Variable Pay Plan"). During the term of this Agreement, the Compensation Committee of the Board (the "Compensation Committee") shall review the Employee's base salary and variable compensation then in effect at least annually and shall increase such amounts as the Compensation Committee may approve. The Employee's base salary and variable compensation shall be payable in accordance with the Company's normal payroll practices and, in the case of the variable compensation, in accordance with the terms of the Variable Pay Plan.

          (b)  Equity Compensation.  During the term of this Agreement, the
               -------------------
Employee shall receive stock options, stock and other equity-based compensation awards under the Company's equity compensation plans and programs at a level no less than the median level commensurate with the Employee's responsibilities, subject in each case to the generally applicable terms and conditions of the applicable plan or program in question.

          (c)  Employee Benefits.  During the term of this Agreement, the
               -----------------
Employee shall be eligible to participate in the employee benefit plans and executive compensation programs maintained by the Company applicable to other senior executives of the Company, including (without limitation) the Company's Executive Deferred Compensation Plan, retirement plans, savings or profit-sharing plans, incentive or other bonus plans, life, disability, health, accident and other insurance programs, vacation, sick leave, personal time off and similar plans or programs, subject in each case to the generally applicable terms and conditions of the applicable plan or program in question and to the sole determination of the Board or any committee administering such plan or program.

          (d)  Retirement Benefits.  The Employee is currently covered under
               -------------------
the Company's Excess Benefit Retirement Plan and its Officers Early Retirement Plan (such programs referred to collectively herein as the "Non-Qualified Retirement Plans"), in addition to the Company's Retirement Plan and its Deferred Profit-Sharing Plan. Except as provided below with respect to the Officers Early Retirement Plan, during the term of this Agreement the Company shall continue to maintain such Non-Qualified Retirement Plans (or such comparable alternative non-qualified retirement arrangements as the Company may, in its discretion, determine to be sufficient to satisfy its obligations to the Employee under this Section 3(d)), so as to provide benefits to the Employee that are no less favorable than those available to the Employee under such Plans as of the Effective Date, it being the Company's intention to deliver benefits to the Employee at a level that is not less than that currently provided under the Non-Qualified Retirement Plans. Notwithstanding the preceding sentence, on March 18, 1999, the Compensation Committee of the Board (the "Compensation Committee") terminated the Officers Early Retirement Plan effective November 1, 1999. In connection with such termination, the Company will calculate a lump sum equivalent benefit for the Employee, and will credit such amount to the Employee's account under the Company's Executive Deferred Compensation Plan, subject to the terms and conditions of that Plan.

Except as otherwise provided herein, the amount so credited to the Executive Deferred Compensation Plan shall be subject to a vesting condition based upon the Employee's continued employment with the Company.

          (e)  Transition Stock Award.  On or before May 20, 1999, the Company
               ----------------------
shall grant to the Employee a special restricted stock award (the "Transition Stock Award") under the Company's 1995 Incentive Compensation Plan (the "1995 Plan") for a number of shares of Company common stock determined by dividing
(i) three times the Employee's Target Pay as of the date of grant by (ii) the per share fair market value of the Company's common stock as of the date of grant. The shares subject to the Transition Stock Award (the "Award Shares") shall be unvested and shall remain unvested unless and until the occurrence of a "Vesting Event" (as defined in Section 5). Upon a Vesting Event the Award Shares shall vest in full. In the event the Employee's employment with the Company terminates for any reason prior to a Vesting Event, the Award Shares shall be forfeited in their entirety without payment to the Employee.

     4.   Vesting Event.
          -------------

          (a)  Vesting Event.  Upon the occurrence of a Vesting Event on or
               -------------
before the second anniversary of the Effective Date, the Employee shall be entitled to receive the following benefits, provided that in the case of a Vesting Event that involves the termination of the Employee's employment with the Company, to receive such benefits the Employee must execute and timely deliver to the Company a release of claims in favor of the Company in the form of the release attached hereto as Exhibit A (or such other form of release as the Company determines to be appropriate):

               (i)   Options. The unvested portion of any stock option(s) held
                     -------
by the Employee under the Company's stock plans shall vest and become exercisable in full.

               (ii)  Restricted Stock.  The unvested portion of any
                     ----------------
restricted stock granted to the Employee under the Company's stock plans other than (i) the Transition Stock Award, and (ii) restricted stock that is subject to vesting based upon attainment of performance targets ("Performance
Restricted Stock"), is referred to herein as the "Unvested Restricted Stock." Upon the occurrence of a Vesting Event, the Unvested Restricted Stock shall vest on a pro-rated basis by multiplying such unvested shares by a fraction, the numerator of which is the number of calendar months (including for this purpose any partial months) between the date of grant and the date of the Vesting Event, and the denominator of which is the number of calendar months (including for this purpose any partial months) between the date of grant and the originally scheduled vesting date applicable to such shares. In the event the Employee remains employed following a Vesting Event, he shall continue to vest in any shares of Unvested Restricted Stock that remain unvested after applying the pro-rated vesting described in the preceding sentence, based upon the Employee's continued employment and subject to the original terms of such Unvested Restricted Stock. In the case of the Employee's unvested Performance Restricted Stock, the Employee shall vest in accordance with the original terms applicable to such Performance Restricted Stock, provided that in the event the Employee's employment with the Company terminates for any reason after a Vesting Event, other than by the Company for Cause, the Employee shall vest in a portion of the unvested shares of Performance Restricted Stock and shall receive a number of unrestricted shares, such portion and such number to be determined by the Company in accordance with past practices consistently applied with respect to unvested shares of Performance Restricted Stock in the case of an employee whose employment terminates by reason of retirement or permanent and total disability.

               (iii) Special Restricted Stock Award. The Special Restricted
                     ------------------------------
Stock Award shall vest in full.

               (iv)  Retiree Benefits.  The Employee shall be considered
                     ----------------
to have met the definition of "Retirement" for purposes of the Company's Continued Group Medical and SeniorMed Program, for purposes of the Company's Officers Early Retirement Plan, and for purposes of the Company's stock option plans. In addition, any employment or other similar requirement applicable to the Officers Early Retirement Plan termination amount (as credited to the Employee's account under the Company's Executive Deferred Compensation Plan, together with any earnings credited thereto) shall be waived.

               (v)   Health Plan Coverage and Financial Counseling.  In
                     ---------------------------------------------
connection with the Employee's termination of employment (other than by the Company for Cause) at or after the Vesting Date, the Employee may elect, to the extent eligible, to continue his group health insurance benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA). The Company shall also provide to the Employee for one year after such termination professional financial counseling services comparable in scope and value to the financial counseling services made available to the Employee immediately prior to such termination.

          (b)  Other Termination.  If the Employee's employment terminates for
               -----------------
any reason after the second anniversary of the Effective Date, or if, prior to a Vesting Event, (i) the Employee voluntarily resigns from the Company (other than as a Constructive Termination), (ii) the Company terminates the Employee's employment for Cause, or (iii) the Employee's employment terminates by reason of his Retirement or Death, then the Employee shall not be entitled to receive severance or other benefits under this Agreement and shall be entitled to benefits (if any) only as may then be established under the Company's then existing benefit plans and policies at the time of such resignation or termination.

     5.   Definition of Terms.  The following terms referred to in this
          -------------------
Agreement shall have the following meanings:

          (a)  Board.  "Board" means the Board of Directors of the Company.
               -----
Where applicable, the term "Board" shall include a committee of the Board.

          (b)  Cause.  "Cause" means (i) the Employee's willful failure to
               -----
substantially perform his material duties (other than as a failure resulting from the Employee's complete or partial incapacity due to physical or mental illness or impairment) for a period of thirty (30) days after a written demand for substantial performance is delivered to the Employee by the Board that specifically identifies the manner in which the Board believes that the Employee has not substantially performed his duties, (ii) a material and willful violation of a federal or state law or regulation applicable to the business of the Company, and (iii) a willful act by the Employee that constitutes gross misconduct and that is injurious to the Company. No act, or failure to act, by the Employee shall be considered "willful" unless committed without good faith and without a reasonable belief that the act or omission was in the Company's best interests.

          (c)  Constructive Termination.  The Employee's employment may be
               ------------------------
terminated by reason of Constructive Termination. For purposes of this Agreement, "Constructive Termination" means the Employee terminates his employment with the Company as a result of one or more of the following events (unless, in the case of (i), (ii) and (iii) below, such event(s) applies generally to all officers of the Company): (i) without the Employee's express written consent, a reduction by the Company in the Employee's annualized Target Pay relative to his annualized Target Pay as in effect immediately prior to such reduction; (ii) a reduction in the Employee's annualized base salary relative to his annualized base salary as in effect immediately prior to such reduction (other than a reduction under the Variable Pay Plan in accordance with its terms as consistently applied); (iii) without the Employee's express written consent, a material reduction by the Company in the kind or level of employee benefits to which the Employee is entitled immediately prior to such reduction with the result that the Employee's overall benefits package is significantly reduced; and (iv) without the Employee's express written consent, the Company fails to retain the Employee as its Executive Vice President, Finance and Administration and Chief Financial Officer.

          (d)  Disability.  "Disability" means a disability under the
               ----------
Company's Income Protection Plan that entitles the Employee to benefits under such Plan for a period of at least twenty-six (26) weeks.

          (e)  Distribution.  "Distribution" means the Company's distribution
               ------------
of its shares in the Distribution Company to the Company's stockholders.

          (f)  Distribution Company.  "Distribution Company" means the
               --------------------
subsidiary of the Company comprising its testing and measurement business and established by the Company for the purpose of giving effect to the Distribution.

          (g)  Retirement.  "Retirement" means the Employee's resignation from
               ----------
the Company after attaining age fifty-five (55) years of age with fifteen (15) or more "full-time equivalent years of service" (within the meaning of the Company's Continued Group Medical and SeniorMed Program as in effect on the Effective Date).

          (h)  Termination Date.  "Termination Date" means (i) the date on
               ----------------
which the Company delivers notice of termination to the Employee or such later date, not to exceed ninety (90) days, specified in the notice of termination,
(ii) in the event the term of employment ends by reason of the Employee's death, the date of death, or (iii) if the Agreement is terminated by the Employee, the date on which the Employee delivers notice of termination to the Company.

          (i)  Vesting Event.  "Vesting Event" means (i) a termination of the
               -------------
Employee's employment on or before the second anniversary of the Effective Date by the Company other than for Cause or by the Employee as a result of Constructive Termination, or (ii) the Distribution, provided the Employee is an employee on the Distribution date and provided further that the Distribution occurs on or before the Second Anniversary of the Effective Date.

     6.   Golden Parachute Payments.  In the event it shall be determined that
          -------------------------
any payment by the Company to or for the benefit of the Employee, whether paid or payable under this Agreement or otherwise but determined without regard to any additional payments required under this Section 6 (a "Payment"), would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any comparable federal, state or local excise tax (such excise tax, together with any interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment from the Company (a "Gross-Up Payment") in such an amount that after the payment of all taxes (including, without limitation, any interest and penalties on such taxes and the Excise Tax) on the payment and on the Gross-Up Payment, the Employee shall retain an amount equal to the Payment minus all applicable taxes on the Payment. The intent of the parties is that the Company shall be solely responsible for, and shall pay, any Excise Tax on the Payment and Gross-Up Payment and any income and employment taxes (including without limitation, penalties and interest) imposed on any Gross-Up Payment (as well as any loss of tax deduction caused by the Gross-Up Payment. Unless the Company and the Employee otherwise agree in writing, all determinations required to be made under this Section and the assumptions to be utilized in arriving at such determinations, shall be made in writing in good faith by the accounting firm serving as the Company's independent public accountants immediately prior to the event giving rise to such Payment (the "Accountants"). For purposes of making the calculations required by this Section 6, the accountants may make reasonable assumptions and approximations concerning the application of Sections 280G and 4999 of the Code. The Company and the Employee shall furnish to the Accountants such information and documents as the Accountants may reasonably request to make a determination under this Section. The Company shall bear all costs the Accountants may reasonably incur in connection with any calculations contemplated by this Section.

     7.   Non-Compete; Non-Solicit.
          ------------------------

          (a) The parties hereto recognize that the Employee's services are special and unique and that the level of compensation and the provisions herein are partly in consideration of and conditioned upon the Employee's not competing with the Company, and that the Employee's covenant not to compete or solicit as set forth in this Section 7 during and after employment is essential to protect the business and good will of the Company.

          (b) The Employee agrees that during the term of employment with the Company and for a period of eighteen (18) months following the Termination Date (the "Covenant Period"), the Employee shall not render services for any organization or engage directly or indirectly in any business that, in the opinion of the Company, competes with or is in conflict with the interests of the Company.

          (c) During the Covenant Period, the Employee shall not, directly or indirectly, induce or attempt to influence any employee of the Company to leave its employ.

          (d) During the Covenant Period, the Employee shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information and material relating to the business of the Company.

          (e) The Employee agrees that the Company would suffer an irreparable injury if the Employee were to breach the covenants contained in Sections 7(b), (c) or (d) and that the Company would by reason of such breach or threatened breach be entitled to injunctive relief in a court of appropriate jurisdiction and the Employee hereby stipulates to the entering of such injunctive relief prohibiting the Employee from engaging in such breach.

          (f) If any of the restrictions contained in this Section 7 shall be deemed to be unenforceable by reason of the extent, duration or geographical scope or other provisions thereof, then the parties hereto contemplate that the court shall reduce such extent, duration, geographical scope or other provision hereof and enforce this Section 7 in its reduced form for all purposes in the manner contemplated hereby.

     8.   Successors.
          ----------

          (a)  Company's Successors.  Any successor to the Company (whether
               --------------------
direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company's business and assets shall assume the obligations under this Agreement and agree expressly to perform the obligations under this Agreement in the same manner and to the same extent as the Company would be required to perform such obligations in the absence of a succession. For all purposes under this Agreement, the term "Company" shall include any successor to the Company's business and assets that executes and delivers the assumption agreement described in this Section 8(a) or that becomes bound by the terms of this Agreement by operation of law.

          (b)  Employee's Successors.  The terms of this Agreement and all
               ---------------------
rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee's personal or legal representatives, executors, administrators, successors, heirs, devisees and legatees.

     9.   Notice.
          ------

          (a)  General.  Notices and all other communications contemplated by
               -------
this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him at the home address that he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its General Counsel.

          (b)  Notice of Termination.  Any termination by the Company or by
               ---------------------
the Employee shall be communicated by a notice of termination to the other party hereto given in accordance with Section 9(a) of this Agreement. Such notice shall indicate the specific termination provision in this Agreement relied upon, shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination under the provision so indicated, and shall specify the Termination Date (which shall be not more than ninety (90) days after the giving of such notice). The failure by the Employee to include in the notice any fact or circumstance that contributes to a showing of Constructive Termination shall not waive any right of the Employee hereunder or preclude the Employee from asserting such fact or circumstance in enforcing his rights hereunder.

     10.  Information.  The Employee agrees not to disclose to others, or to
          -----------
take or use for the Employee's own purposes or for the purposes of others, during or after the Employee's employment, any Information owned or controlled by the Company or any of its subsidiary or affiliated companies. The Employee agrees that these restrictions shall also apply to all (i) Information in the Company's possession belonging to third parties, and (ii) Information conceived, originated, discovered or developed, in whole or in part, by the Employee while an employee of the Company.

As used herein, "Information" includes trade secrets and other confidential or proprietary business, technical, personnel or financial information, whether or not the Employee's work product, in written, graphic, oral or other tangible or intangible forms, including but not limited to specifications, samples, records, data, computer programs, drawings, diagrams, models, customer names, business or marketing plans, studies, analyses, projections and reports, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or under their direction (including attorney work product), and software systems and processes. Any Information which is not readily available to the public shall be considered to be a trade secret and confidential property, even if it is not specifically marked as such, unless the Company advises the Employee otherwise in writing. The Employee agrees that on termination of employment, the Employee will return to the Company all property (including any copies thereof) belonging to the Company, including all documents or other media in the Employee's possession or control which in any way incorporate or reflect any Information.

     11.  Arbitration.
          -----------

          (a)  Agreement.  The Company and The Employee agree that any dispute
               ---------
or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by binding arbitration, unless otherwise required by law, to be held in Santa Clara County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the "Rules"). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decision in any court having jurisdiction.

          (b)  Governing Law.  The arbitrators shall apply California law to
               -------------
the merits of dispute or claim, without reference to rules of conflicts of law. The Employee hereby expressly consents to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising form or relating to this Agreement or relating to any arbitration in which the parties are participants.

          (c)  Costs and Fees of Arbitration.  The Employee shall pay the
               -----------------------------
initial arbitration filing (not to exceed $200.00), and the Company shall pay the remaining costs and expenses of such arbitration (unless the Employee requests that each party pay one-half of the costs and expenses of such arbitration or unless otherwise required by law). The Company and the Employee shall each pay separately its counsel fees and expenses unless otherwise required by law.

          (d)  Equitable Relief.  The parties may apply to any court of
               ----------------
competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without abridgment of the powers of the arbitrator.

          (e)  Employee's Representation.  THE EMPLOYEE HAS READ AND
               -------------------------
UNDERSTANDS THIS SECTION, WHICH DISCUSSES ARBITRATION. THE EMPLOYEE UNDERSTANDS THAT BY SIGNING THIS AGREEMENT, HE AGREES TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE OR BREACH OF THIS

AGREEMENT, TO BINDING ARBITRATION, UNLESS OTHERWISE REQUIRED BY LAW, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF HIS RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO THIS AGREEMENT.

     12.  Miscellaneous Provisions.
          ------------------------

          (a)  No Duty to Mitigate.  The Employee shall not be required to
               -------------------
mitigate the amount of any payment contemplated by this Agreement (whether by seeking new employment or in any other manner), nor shall any such payment be reduced by any earnings that the Employee may receive from any other source.

          (b)  Waiver.  No provision of this Agreement shall be modified,
               ------
waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

          (c)  Whole Agreement.  No agreements, representations or
               ---------------
understandings (whether oral or written and whether express or implied) that are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof.

          (d)  Choice of Law.  The validity, interpretation, construction and
               -------------
performance of this Agreement shall be governed by the laws of the State of California.

          (e)  Severability.  The invalidity or unenforceability of any
               ------------
provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision hereof, which shall remain in full force and effect.

          (f)  Employment At Will; Limitation of Remedies.  The Company and
               ------------------------------------------
the Employee acknowledge that the Employee's employment is at will, as defined in the applicable law. If the Employee's employment terminates for any reason, the Employee shall not be entitled to any payments, benefits, damages, awards or compensation other than as provided by this Agreement.

          (g)  No Assignment of Benefits.  The rights of any person to payments
               -------------------------
or benefits under this Agreement shall not be made subject to option or assignment, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any action in violation of this Section 12(g) shall be void.

          (h)  Taxes.  All payments made pursuant to this Agreement will be
               -----
subject to all applicable reporting obligations and any tax or other contributions required to be withheld under Federal, state or local law, as interpreted by the Company.

          (i)  Assignment by Company.  The Company may assign its rights under
               ---------------------
this Agreement to an affiliate, and an affiliate may assign its rights under this Agreement to another affiliate of the Company or to the Company. In the case of any such assignment, the term

"Company" when used in a section of this Agreement shall mean the corporation that actually employs the Employee.

          (j)  Counterparts.  This Agreement may be executed in counterparts,
               ------------
each of which shall be deemed an original, but all of which together will constitute one and the same instrument.

    IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.


COMPANY:                       By: /s/ S.T. Jack Brigham III
                                  --------------------------------------------
                                   June 15, 1999

                               Title: Senior Vice President Corporate Affairs,
                                     -----------------------------------------
                                      General Counsel


EMPLOYEE:                          /s/ Robert P. Wayman
                                  --------------------------------------------
                                   Robert P. Wayman

                                   EXHIBIT A
                                   ---------


                          RELEASE OF CLAIMS AGREEMENT

     This Release of Claims Agreement ("Agreement") is made by and between Hewlett-Packard Company (the "Company") and Robert P. Wayman ("Employee").

     WHEREAS, Robert P. Wayman was employed by the Company;

     WHEREAS, the Company and Employee have entered into an Employment Agreement effective as of May 20, 1999 (the "Employment Agreement");

     NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Employee (collectively referred to as "the Parties") hereby agree as follows:

     1.    Termination.   Employee's employment from the Company terminated on
           -----------
________________.

     2.    Consideration. Subject to and in consideration of Employee's release
           -------------
of claims as provided herein, the Company has agreed to pay Employee certain benefits as set forth in the Employment Agreement.

     3.    Payment of Salary. Employee acknowledges and represents that the
           -----------------
Company has paid all salary, wages, bonuses, accrued vacation, commissions and any and all other benefits due to Employee.


     4.    Release of Claims. Employee agrees that the foregoing consideration
           -----------------
represents settlement in full of all outstanding obligations owed to Employee by the Company. Employee, on behalf of himself, and his respective heirs, family members, executors and assigns, hereby fully and forever releases the Company and its past, present and future officers, agents, directors, employees, investors, shareholders, administrators, affiliates, divisions, subsidiaries, parents, predecessor and successor corporations, and assigns, from, and agrees not to sue or otherwise institute or cause to be instituted any legal or administrative proceedings concerning any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that he may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date of this Agreement including, without limitation.

          (a) any and all claims relating to or arising from Employee's employment relationship with the Company and the termination of that relationship;

          (b) any and all claims relating to, or arising from, Employee's right to purchase, or actual purchase of shares of stock of the Company, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;

          (c) any and all claims for wrongful discharge of employment; termination in violation of public policy; discrimination; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; promissory estoppel; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; unfair business practices; defamation; libel; slander; negligence; personal injury; assault; battery; invasion of privacy; false imprisonment; and conversion:

          (d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, the Fair Labor Standards Act, the Employee Retirement Income Security Act of 1974, The Worker Adjustment and Retraining Notification Act, the California Fair Employment and Housing Act, and Labor Code section 201, et seq. and section 970, et seq. and all amendments to each such Act as well as the regulations issued thereunder;

          (e) any and all claims for violation of the federal, or any state, constitution;

          (f) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

          (g)  any and all claims for attorneys' fees and costs.

Employee agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

     5.   Acknowledgment of Waiver of Claims under ADEA. Employee acknowledges
          ---------------------------------------------
that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Employee and the Company agree that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the Effective Date of this Agreement. Employee acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Employee was already entitled. Employee further acknowledges that he has been advised by this writing that (a) he should consult with an attorney prior to executing this Agreement; (b) he has at least twenty-
                 -----
one (21) days within which to consider this Agreement; (c) he has seven (7) days following the execution of this Agreement by the parties to revoke the Agreement; and (d) this Agreement shall not be effective until the revocation period has expired. Any revocation should be in writing and delivered to the General Counsel at Hewlett-Packard Company, 3000 Hanover street, Palo Alto, California 94304, by close of business on the seventh day from the date that Employee signs this Agreement.

     6.  Civil Code Section 1542. Employee represents that he is not aware of
         -----------------------
any claims against the Company other than the claims that are released by this Agreement. Employee acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     Employee, being aware of said code section, agrees to expressly waive any rights he may have thereunder, as well as under any other statute or common law principles of similar effect.

     7.   No Pending or Future Lawsuits. Employee represents that he has no
          -----------------------------
lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Employee also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

     8.   Confidentiality. Employee agrees to use his best efforts to maintain
          ---------------
in confidence the existence of this Agreement, the contents and terms of this Agreement, and the consideration for this Agreement (hereinafter collectively referred to as "Release Information"). Employee agrees to take every reasonable precaution to prevent disclosure of any Release Information to third parties, and agrees that there will be no publicity, directly or indirectly, concerning any Release Information. Employee agrees to take every precaution to disclose Release Information only to those attorneys, accountants, governmental entities, and family members who have a reasonable need to know of such Release Information.

     9.   No Cooperation. Employee agrees he will not act in any manner that
          --------------
might damage the business of the Company. Employee agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

     10.  Costs. The Parties shall each bear their own costs, expert fees,
          -----
attorneys' fees and other fees incurred in connection with this Agreement.

     11.  Authority. Employee represents and warrants that he has the capacity
          ---------
to act on his own behalf and on behalf of all who might claim through him to bind them to the terms and conditions of this Agreement.

     12.  No Representations. Employee represents that he has had the
          ------------------
opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

     13.  Severability. In the event that any provision hereof becomes or is
          ------------
declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

     14.  Entire Agreement. This Agreement and the Employment Agreement and the
          ----------------
agreements and plans referenced therein represent the entire agreement and understanding between the Company and Employee concerning Employee's separation from the Company, and supersede and replace any and all prior agreements and understandings concerning Employee's relationship with the Company and his compensation by the Company. This Agreement may only be amended in writing signed by Employee and executive officer of the Company.

     15.  Governing Law. This Agreement shall be governed by the internal
          -------------
substantive laws, but not the choice of law rules, of the State of California.

     16.  Effective Date. This Agreement is effective eight (8) days after it
          --------------
has been signed by both Parties.

     17.  Counterparts. This Agreement may be executed in counterparts, and each
          ------------
counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

     18.  Voluntary Execution of Agreement. This Agreement is executed
          --------------------------------
voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

          (a)  They have read this Agreement;

          (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

          (c) They understand the terms and consequences of this Agreement and of the releases it contains;

          (d) They are fully aware of the legal and binding effect of this Agreement.

     IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                                                  HEWLETT-PACKARD COMPANY


Dated: ______________, _____                      By ___________________________


                                                  ______________, an individual


Dated: ______________, ____                       ______________________________
                                                  Robert P. Wayman